                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 CABLE MICHIGAN
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                     LOGO
                                CABLE MICHIGAN

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 18, 1998

  The Annual Meeting of Shareholders of Cable Michigan, Inc. will be held at the executive offices of Cable Michigan, Inc., 105 Carnegie Center, Princeton, New Jersey 08540, on Thursday, June 18, 1998, at 11:00 A.M. local time. The meeting will be held for the following purposes:

  1. To elect three (3) Directors to Class I to serve for a term of three (3) years;

  2. To ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors of the Company for the fiscal year ending December 31, 1998; and

  3. To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

  Only shareholders of record at the close of business on May 20, 1998, will be entitled to vote at the meeting either in person or by proxy. Each of these shareholders is cordially invited to be present and vote at the meeting in person.

  In order to insure that your shares are represented and are voted in accordance with your wishes, IT WILL BE APPRECIATED IF YOU WILL DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. If you attend the meeting, you may personally vote your shares regardless of whether you have signed a proxy.

                                          LOGO
                                          /s/ BRUCE C. GODFREY
                                          Bruce C. Godfrey,
                                          Corporate Secretary

Dated: May 26, 1998

                             CABLE MICHIGAN, INC.

                               ----------------

                                PROXY STATEMENT

                               ----------------

     ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON THURSDAY, JUNE 18, 1998

  This Proxy Statement is being mailed to shareholders on or about May 26, 1998, in connection with the solicitation of proxies by the Board of Directors of Cable Michigan, Inc. ("Cable Michigan" or the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, June 18, 1998, at 11:00 A.M., local time, at the executive offices of the Company, 105 Carnegie Center, Princeton, New Jersey 08540, and at any adjournment or postponement thereof.

  At the Annual Meeting, shareholders of Cable Michigan eligible to vote will consider and vote upon proposals (i) to elect three (3) Class I Directors to serve for a term of three (3) years; (ii) to ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors of Cable Michigan for the fiscal year ending December 31, 1998; and (iii) to transact such other business as may properly come before the meeting.

  Any proxy may be revoked at any time prior to its exercise by notifying the Corporate Secretary in writing, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

  No person is authorized to give any information or to make any representation not contained in this Proxy Statement in connection with the solicitation made hereby, and if given or made, such information or representation should not be relied upon as having been authorized by Cable Michigan.

                               ----------------

               The date of this Proxy Statement is May 26, 1998.

                              THE ANNUAL MEETING

PLACE, DATE AND TIME

  The Annual Meeting will be held at the executive offices of the Cable Michigan, Inc., 105 Carnegie Center, Princeton, New Jersey 08540, on Thursday, June 18, 1998, at 11:00 A.M., local time.

PURPOSE OF THE ANNUAL MEETING

  Shareholders of Cable Michigan will consider and vote upon proposals (i) to elect three (3) Class I Directors to serve for a term of three (3) years; (ii) to ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors of Cable Michigan for the fiscal year ending December 31, 1998; and (iii) to transact such other business as may properly come before the meeting.

RECORD DATE, QUORUM, REQUIRED VOTE

  The close of business on May 20, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. On May 20, 1998, there were outstanding 6,896,342 shares of Cable Michigan Common Stock, par value $1.00 per share ("Cable Michigan Common Stock"). Shareholders are entitled to one vote per share of Cable Michigan Common Stock held. The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting shall constitute a quorum at the Annual Meeting. Shareholders will be entitled to one vote per share of Cable Michigan Common Stock on all matters to be submitted to a vote at the Annual Meeting. Shareholders do not have cumulative voting rights with respect to the election of Directors. Holders of Cable Michigan Common Stock will vote as a single class on all matters.

  In accordance with Pennsylvania law, a shareholder entitled to vote for the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors.

  Directors will be elected by a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes are not treated as votes cast, and thus will not be the equivalent of votes against the election of a nominee.

  The approval of Proposal 2 (regarding ratification of the appointment of independent auditors) requires the affirmative vote of a majority of the votes cast by the holders of Cable Michigan Common Stock voting as a single class. Abstentions and broker non-votes, because they are not treated as votes cast, will not be the equivalent of votes against Proposal 2.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Company's Board of Directors is divided into three (3) classes and is currently comprised of nine (9) members. One class is elected each year for a three-year term. Each of the nominees for Class I Director is currently a Class I Director whose term will expire at the Annual Meeting. They are as follows: Bruce C. Godfrey, Daniel E. Knowles, and Raymond B. Ostroski. These three (3) nominees, if elected at the 1998 Annual Meeting, will serve for a term of three (3) years expiring at the Annual Meeting of Shareholders to be held in 2001.

  It is not anticipated that any of these nominees will become unavailable for any reason, but, if that should occur before the Annual Meeting, the persons named on the enclosed Proxy reserve the right to substitute another person of their choice as nominee in his place or to vote for such lesser number of Directors as may be prescribed by the Board of Directors.

  The Board of Directors recommends that the shareholders vote FOR the election of these three (3) nominees as Class I Directors to serve for a term of three (3) years.

                             DIRECTOR INFORMATION

  Information as of April 1, 1998, concerning the nominees for election as Class I Directors and for the other current Directors is set forth below.

                                                                       DIRECTOR
 NAME OF DIRECTOR    AGE                                                SINCE
 ----------------    ---                                               --------
 R. Douglas Bradbury  47 Executive Vice President and Chief              1998
                         Financial Officer of Level 3
                         Communications, Inc. ("Level 3") since
                         August 1997; Chief Financial Officer of MFS
                         Communications Company ("MFS/WorldCom")
                         from January 1992 to December 1996,
                         Executive Vice President from August 1995
                         to December 1996 and Senior Vice President
                         from September 1992 to August 1996; Senior
                         Vice President - Corporate Affairs for MFS
                         Telecom, Inc. from January 1988 to August
                         1992.
 Bruce C. Godfrey     42 Corporate Secretary of the Company since        1997
                         September 1997; Executive Vice President
                         and Chief Financial Officer of C-TEC
                         Corporation, by name change, Commonwealth
                         Telephone Enterprises, Inc. ("CTE"), since
                         April 1994 and Corporate Secretary since
                         September 1997; Director, Executive Vice
                         President and Chief Financial Officer of
                         RCN Corporation ("RCN") since September
                         1997; Director, Executive Vice President
                         and Chief Financial Officer of Mercom, Inc.
                         ("Mercom") from April 1994 to October 1997;
                         Director of Mercom since May 1994 and
                         Corporate Secretary since October 1997;
                         Senior Vice President and Principal of
                         Daniels and Associates from January 1984 to
                         April 1994.

                                                                       DIRECTOR
 NAME OF DIRECTOR    AGE                                                SINCE
 ----------------    ---                                               --------
 Mark Haverkate       43 President and Chief Operating Officer of        1997
                         the Company since September 1997; Executive
                         Vice President of Business Development of
                         RCN since September 1997; President and
                         Chief Operating Officer of Mercom since
                         October 1997; President of RCN Business
                         Development from June 1997 to September
                         1997; Executive Vice President of Business
                         Development of CTE from May 1997 to
                         September 1997; President for Business
                         Operations at RCN Telecom Services, Inc.
                         from August 1996 to November 1996;
                         Executive Vice President of CTE's Cable
                         Television Group from July 1995 to August
                         1996, Executive Vice President of
                         Development for CTE from February 1995 to
                         July 1995; Executive Vice President of C-
                         TEC International, Inc., now by name
                         change, RCN International Holdings, Inc.
                         from May 1995 to November 1996; Executive
                         Vice President for Development of Mercom
                         from November 1995 to February 1996; Vice
                         President of Development for CTE from
                         December 1993 to February 1995, Vice
                         President of CTE's Cable Television Group
                         from October 1989 to December 1993.
 Frank M. Henry       64 Chairman, Frank Martz Coach Company since       1997
                         1995 and President of Frank Martz Coach
                         Company from 1964 to 1995; President, Gold
                         Line, Inc., since 1975; Director of First
                         Union Corporation; and Director of CTE
                         since 1980.
 Daniel E. Knowles    68 President of Cambridge Human Resources          1997
                         since 1989; Vice President of Personnel and
                         Administration, Grumman Corporation, from
                         1963 to 1989; and Director of CTE since
                         1995.
 David C. McCourt     41 Chairman and Chief Executive Officer of the     1997
                         Company since September 1997; Chairman,
                         Director and Chief Executive Officer of CTE
                         since October 1993; Chairman, Director and
                         Chief Executive Officer of RCN since
                         September 1997; President and Director of
                         Level 3 Telecom Holdings, Inc. ("LTH");
                         Chairman, Director and Chief Executive
                         Officer of Mercom since October 1993;
                         Director of MFS/WorldCom from July 1990 to
                         December 1996; President and Director of
                         Metropolitan Fiber Systems/McCourt, Inc., a
                         subsidiary of MFS Telecom, Inc., since
                         1988; Director of Cable Satellite Public
                         Affairs Network ("C-SPAN") since June 1995;
                         Director of WorldCom from December 1996 to
                         March 1997; and Director of Level 3 since
                         January 1998.
 David C. Mitchell    56 Former President of Rochester Telephone         1997
                         Corporation's Telephone Group, Corporate
                         Executive Vice President and Director of
                         Rochester Telephone Corporation ("RTC"),
                         now Frontier Corporation; Director of Lynch
                         Corporation and USN Communications; and
                         Director of CTE since 1993. Since 1963, Mr.
                         Mitchell held various positions throughout
                         RTC encompassing virtually all disciplines
                         of the company.
 Raymond B. Ostroski  43 Former Executive Vice President and General     1997
                         Counsel of CTE from February 1995 to
                         September 1997 and Corporate Secretary of
                         CTE from October 1989 to September 1997;
                         Director of Mercom since May 1994 and
                         Executive Vice President and General
                         Counsel of Mercom from February 1995 to
                         September 1997; Vice President and General
                         Counsel of CTE from December 1990 to
                         February 1995, Vice President and General
                         Counsel of Mercom from December 1991 to
                         February 1995, and Corporate Secretary of
                         Mercom from December 1991 to December 1994.

                                                                       DIRECTOR
 NAME OF DIRECTOR    AGE                                                SINCE
 ----------------    ---                                               --------
 Timothy J. Stoklosa  37 Executive Vice President and Chief              1997
                         Financial Officer of the Company since
                         September 1997; Senior Vice President and
                         Treasurer of RCN since September 1997;
                         Senior Vice President of Finance of CTE
                         since February 1997, Treasurer of CTE since
                         August 1994; Executive Vice President and
                         Chief Financial Officer of Mercom since
                         October 1997; Manager of Mergers and
                         Acquisitions at Peter Kiewit Sons', Inc.
                         ("PKS") from October 1991 to August 1994;
                         and Senior Financial Analyst of Corporate
                         Development at Citizens Utilities Co. from
                         February 1990 to October 1991.

--------
  The Board of Directors is divided into three classes. Bruce C. Godfrey, Daniel E. Knowles and Raymond B. Ostroski are members of Class I whose term will expire at the Annual Meeting. R. Douglas Bradbury, Mark Haverkate and David C. Mitchell are members of Class II with terms expiring in 1999. Frank
M. Henry, David C. McCourt and Timothy J. Stoklosa are members of Class III with terms expiring in 2000.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

THE COMPANY

  The following table sets forth the beneficial ownership of Cable Michigan Common Stock as of April 1, 1998, by each director, the Named Executive Officers and by all persons, as a group, who are currently directors and executive officers of the Company and by each person who is known to the Company to be the beneficial owner of more than five percent (5%) of the Cable Michigan Common Stock. Each director or executive officer has sole investment and voting power over the shares listed opposite his name except as set forth in the footnotes hereto:

                                                              COMMON STOCK
                                                        ------------------------
                                                         NUMBER OF
                                                           SHARES    PERCENT OF
NAME OF                                                 BENEFICIALLY OUTSTANDING
BENEFICIAL OWNER                                         OWNED (1)     SHARES
----------------                                        ------------ -----------
R. Douglas Bradbury....................................         --        --
John J. Gdovin (2).....................................      1,743         *
Bruce C. Godfrey (2)...................................      4,741         *
Mark Haverkate (2).....................................      4,596         *
Frank M. Henry.........................................     16,140         *
David E. Knowles.......................................        234         *
David C. McCourt (2)(3)................................     12,382         *
David C. Mitchell......................................        681         *
Raymond B. Ostroski....................................     18,419         *
Timothy J. Stoklosa....................................      1,014         *
All Directors and Executive Officers as a Group
 (15 Persons)..........................................     59,950         *
Level 3 Telecom Holdings, Inc. (4).....................  3,330,121        48%

--------
(*)Less than 1% of the outstanding shares

(1) Includes forfeitable Matching Shares (as defined below), and Share Units (as defined below).

(2) Under the Cable Michigan Executive Stock Purchase Plan ("ESPP"), participating executive officers who forgo current compensation are credited with Cable Michigan "Share Units," the value of which is based on the value of a share of Cable Michigan Common Stock. ESPP participants who elect to receive Share Units in lieu of current compensation are also credited with restricted "Matching Shares," which vest over a period of three (3) years from the grant date, subject to continued employment. Matching Shares, unless forfeited, have voting and dividend rights. The holdings indicated include Share Units and Matching Shares. The table below shows, in respect of each Named Executive Officer, the number of shares of Cable Michigan Common Stock purchased outright, Share Units relating to Cable Michigan Common Stock acquired by each Named Executive Officer in lieu of current compensation, and the forfeitable Matching Shares of Cable Michigan Common Stock held by each Named Executive
    Officer:

                                     SHARE UNITS                             TOTAL SHARES
                                   ACQUIRED UNDER                            PURCHASED AND
                          SHARES     THE ESPP IN   TOTAL SHARES  RESTRICTED  ACQUIRED AND
                         PURCHASED LIEU OF CURRENT PURCHASED AND  MATCHING    RESTRICTED
                         OUTRIGHT   COMPENSATION     ACQUIRED      SHARES   MATCHING SHARES
                         --------- --------------- ------------- ---------- ---------------
John J. Gdovin..........     677          533          1,210         533         1,743
Bruce C. Godfrey........   1,251        1,745          2,996       1,745         4,741
Mark Haverkate..........   2,392        1,102          3,494       1,102         4,596
David C. McCourt........   2,894        4,744          7,638       4,744        12,382

--------
(3) Includes 56 shares of Cable Michigan Common Stock which are owned by Mr. McCourt's wife. Mr. McCourt disclaims beneficial ownership of such shares. Does not include 3,330,121 shares of Cable Michigan Common Stock held by LTH.

(4) As a result of PKS separating its construction and mining management businesses ("Construction Group") from its other businesses on March 31, 1998 (the "Split-Off"), PKS no longer owns an interest in the Construction Group. In conjunction with the Split-Off, PKS changed its name to "Level 3 Communications, Inc." and the new PKS, the company formed in the Split-Off to hold the Construction Group's business, changed its name to "Peter Kiewit Sons', Inc." Level 3 holds 90% of the common stock of LTH and all of the preferred stock of LTH. David C. McCourt, Chairman and Chief Executive Officer of the Company, owns the remaining 10% of the common stock of LTH. Level 3 has recently been merged into PKS and PKS has changed its name to Level 3 Communications, Inc. The address of Level 3 is 3555 Farnam Street, Omaha, Nebraska 68131. The address of LTH is 1000 Kiewit Plaza, Omaha, Nebraska 68131.

  The information set forth above and in "Director Information" does not give effect to the ownership of Company securities by LTH. Certain executive officers or directors of the Company are directly or indirectly affiliated with LTH.

MERCOM, INC.

  Set forth below is certain information regarding the beneficial ownership of the Common Stock of Mercom, a 61.92% owned subsidiary of the Company, as of April 1, 1998, by each director, the Named Executive Officers and by all persons, as a group, who are currently directors and executive officers of the Company. Each director or executive officer has sole investment and voting power over the shares listed opposite his name except as set forth in the footnotes hereto:

                                            NUMBER OF SHARES      PERCENT OF
NAME OF BENEFICIAL OWNER                   BENEFICIALLY OWNED OUTSTANDING SHARES
------------------------                   ------------------ ------------------
R. Douglas Bradbury......................            --               --
John J. Gdovin...........................            --               --
Bruce C. Godfrey.........................            --               --
Mark Haverkate...........................            --               --
Frank M. Henry...........................            --               --
Daniel E. Knowles........................            --               --
David C. McCourt.........................        50,000(1)            --
David C. Mitchell........................            --               --
Raymond B. Ostroski......................         4,000                *
Timothy J. Stoklosa......................            --               --
All Directors and Executive Officers as a
 Group
 (15 persons)............................        54,000                *

--------
(*)Less than 1% of the outstanding shares.

(1) Includes 50,000 shares which are owned by Mr. McCourt's wife. Mr. McCourt disclaims beneficial ownership of such shares.

LEVEL 3 COMMUNICATIONS, INC.

  Set forth below is certain information regarding the beneficial ownership of equity securities of Level 3 Common Stock as of April 1, 1998, by each director, the Named Executive Officers and by all persons, as a group, who are currently directors and executive officers of the Company.

                                            NUMBER OF SHARES      PERCENT OF
NAME OF BENEFICIAL OWNER                   BENEFICIALLY OWNED OUTSTANDING SHARES
------------------------                   ------------------ ------------------
R. Douglas Bradbury......................      1,277,595               *
John J. Gdovin...........................             --              --
Bruce C. Godfrey.........................             --              --
Mark Haverkate...........................             --              --
Frank M. Henry...........................             --              --
Daniel E. Knowles........................             --              --
David C. McCourt.........................         57,500               *
David C. Mitchell........................             --              --
Raymond B. Ostroski......................             --              --
Timothy J. Stoklosa......................          2,155              --
All Directors and Executive Officers as a
 Group
 (15 Persons)............................      1,337,650               *

--------
(*) Less than 1% of the outstanding shares of the class.

EXECUTIVE COMPENSATION

  No executive officer of the Company received any compensation for services rendered on behalf of the Company during the fiscal year ended December 31, 1997. See "Certain Transactions."

  In connection with the Distribution, each CTE option held by the Named Executive Officers and all other holders of such options was adjusted so that following the Distribution each such executive officer and other holder holds options to purchase shares of CTE Common Stock, RCN Common Stock and Cable Michigan Common Stock, respectively. The number of shares subject to, and the exercise price of, such options was adjusted to take into account the Distribution and to ensure that the aggregate intrinsic value of the resulting RCN, Cable Michigan and CTE options immediately after the Distribution was equal to the aggregate intrinsic value of the CTE options immediately prior to the Distribution. Information relating to Cable Michigan stock options held by the Named Executive Officers is as follows:

               CABLE MICHIGAN FISCAL YEAR-END OPTION VALUES (1)

                               NUMBER OF SECURITIES
                                    UNDERLYING                   VALUE OF UNEXERCISED
                               UNEXERCISED OPTION AT            IN-THE-MONEY OPTIONS AT
                               DECEMBER 31, 1997 (2)           DECEMBER 31, 1997 (2) (3)
                         --------------------------------- ---------------------------------
                         EXERCISABLE (#) UNEXERCISABLE (#) EXERCISABLE ($) UNEXERCISABLE ($)
                         --------------- ----------------- --------------- -----------------
Bruce C. Godfrey........     10,500            7,000           151,358          100,905
John J. Gdovin..........      1,500            6,000            21,623           78,730
Mark Haverkate..........      7,250           10,250           103,109          141,774
David C. McCourt........     62,500           62,500           913,838          920,288
Timothy J. Stoklosa.....      2,000            6,750            28,630           89,241

--------
(1) No Cable Michigan stock options were exercised by the Named Executive Officers during the fiscal year ended December 31, 1997.
(2) Denominated in shares of Cable Michigan Common Stock.
(3) The fair market value of Cable Michigan Common Stock at December 31, 1997, was $22.875 per share.

             CABLE MICHIGAN OPTIONS/SAR GRANTS IN FISCAL YEAR 1997

                                                                       POTENTIAL REALIZABLE
                                                                             VALUE AT
                                     % OF TOTAL                           ASSUMED ANNUAL
                          NUMBER OF   OPTIONS                          RATES OF STOCK PRICE
                         SECURITIES  GRANTED TO                          APPRECIATION FOR
                         UNDERLYING  EMPLOYEES  EXERCISE OR               OPTION TERM (2)
                           OPTIONS   IN FISCAL  BASE PRICE  EXPIRATION ---------------------
NAME                     GRANTED (#) YEAR 1997    ($/SH)     DATE (1)    5% ($)    10% ($)
----                     ----------- ---------- ----------- ---------- ---------- ----------
John J. Gdovin..........    5,000       5.68%      10.01    2/12/2007  $   31,480 $   79,785
Mark Haverkate..........    2,500       2.84%      10.01    2/12/2007  $   15,740 $   39,893
Timothy J. Stoklosa.....    5,000       5.68%      10.01    2/12/2007  $   31,480 $   79,785

--------
(1) Options vest ratably five (5) years from the date of grant and expire ten
    (10) years from the date of grant.

(2) The assumed rates of growth were selected by the Securities and Exchange Commission for illustrative purposes only and are not intended to predict or forecast future stock prices.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The members of the Compensation Committee are Daniel E. Knowles, Chairman, Frank M. Henry and David C. Mitchell.

                           OTHER RELATED INFORMATION

  Level 3, the Company's controlling shareholder, and/or its affiliates has a substantial stock ownership in LTH and the Company. These companies share mutual director representation on their respective boards.

PERFORMANCE GRAPH

  The following performance graph compares the performance of Cable Michigan's Common Stock to the Nasdaq Stock Market Index and the Nasdaq
Telecommunications Index. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 at September 22, 1997.

                COMPARISON OF 3 MONTH CUMULATIVE TOTAL RETURN*
       AMONG CABLE MICHIGAN, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX

Measurement Period             CABLE                      NASDAQ
(Fiscal Year Covered)         MICHIGAN       NASDAQ      TELECOMM.
-------------------          ----------     ---------    ----------
Measurement Pt-
 09/19/97                    $100           $100         $100
FYE  09/97                   $110           $106         $113
FYE  10/97                   $125           $100         $116
FYE  11/97                   $121           $101         $117
FYE  12/97                   $137           $ 99         $123

* $100 INVESTED ON 9/19/97 IN STOCK OR ON 8/31/97 IN INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

               TRANSACTIONS WITH MANAGEMENT AND CERTAIN CONCERNS

  There were no related party transactions involving amounts greater than $60,000.

  Each of CTE, RCN and Cable Michigan are effectively controlled by Level 3. In addition, the majority of the Company's directors and executive officers also are directors and/or executive officers of CTE and/or RCN. Set forth below is a brief description of certain aspects of the relationship among CTE, RCN and Cable Michigan.

RELATIONSHIP AMONG CTE, RCN AND CABLE MICHIGAN

  The Distribution Agreement dated September 5, 1997, among CTE, RCN and Cable Michigan entered into in connection with the Distribution defines certain aspects of the relationship among CTE, RCN and Cable Michigan, including the provision of services described below and provides for the allocation of certain assets and liabilities among CTE, RCN and Cable Michigan. CTE, RCN and Cable Michigan have also entered into a Tax Sharing Agreement dated as of September 5, 1997, to define certain aspects of their relationship with respect to taxes and to provide for the allocation of tax assets and liabilities.

  RCN has agreed to provide or cause to be provided to Cable Michigan certain specified services for a transitional period after the Distribution. The transitional services to be provided include the following: (i) cusomer service; (ii) marketing; (iii) accounting; (iv) payroll; (v) management supervision; (vi) cash management; (vii) human resources and benefit plan administration; (viii) insurance administration; (ix) legal; (x) tax; (xi) internal audit; (xii) programming administration; (xiii) billing; (xiv) monthly cable guides; (xv) investor and public relations; (xvi) provision of third party programming; and (xvii) other miscellaneous administrative services. Subject to certain limitations, the fee for services listed in items
(ii)-(xiii), (xv) and (xvii) will be 4.0% of the revenues of Cable Michigan plus a direct allocation of certain consolidated cable administrative functions. The fee for customer service listed in item (i) along with the billing service listed in item (xiii) will be a pro rata share (based on the relative number of subscribers) of the fees and expenses incurred by RCN to provide such customer billing services and fees to RCN and Cable Michigan. The third party expense incurred by RCN to obtain third party programming and monthly cable guides for Cable Michigan referred to in items (xiv) and (xvi) above, are reimbursed to RCN by Cable Michigan and no additional fee is charged with respect thereto.

  CTE has agreed to provide or cause to be provided to Cable Michigan financial data processing applications, lockbox services, storage facilities, local area network and wide area network support services, building maintenance and other miscellaneous administrative services for a transitional period after the Distribution. The fees for such services and arrangements are an allocated portion (based on relative usage) of the cost incurred by CTE to provide such services and arrangements to all three (3) companies.

                                 OTHER MATTERS

  Prior to September 30, 1997, the Company was operated as part of C-TEC. On September 30, 1997, C-TEC distributed 100 percent of the outstanding shares of common stock of its wholly owned subsidiaries, RCN and Cable Michigan, to holders of record of C-TEC's Common Stock and C-TEC's Class B Common Stock as of the close of business on September 19, 1997 (the "Distribution"), in accordance with the terms of a Distribution Agreement dated September 5, 1997 among C-TEC, RCN and Cable Michigan. In connection with the Distribution, C-TEC changed its name to Commonwealth Telephone Enterprises, Inc. (already defined herein as "CTE"). RCN consists primarily of C-TEC's former bundled residential voice and Internet access operations in the Boston to Washington, D.C. corridor, its existing New York, New Jersey and Pennsylvania cable television operations, a portion of its long distance operations and its international investment in Megacable, S.A. de C.V. Cable Michigan consists of C-TEC's former Michigan cable operations, including its 61.92% ownership in Mercom.

                INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

  The Board of Directors of the Company held one (1) meeting in 1997, the Audit Committee met one (1) time and the Compensation Committee did not meet.

EXECUTIVE COMMITTEE

  The Executive Committee exercises, to the maximum extent permitted by law, all powers of the Board of Directors between board meetings, except those functions assigned to specific committees. The current Executive Committee consists of David C. McCourt, Chairman, Bruce C. Godfrey, Mark Haverkate and David C. Mitchell.

AUDIT COMMITTEE

  The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors and reviews the need for internal auditing procedures and the adequacy of internal controls. The current Audit Committee consists of David C. Mitchell, Chairman, Frank M. Henry and Daniel E. Knowles.

COMPENSATION COMMITTEE

  The Compensation Committee makes recommendations to the Board of Directors on matters related to incentive compensation awards for the top levels of management of the Company. The current Compensation Committee consists of Daniel E. Knowles, Chairman, Frank M. Henry and David C. Mitchell.

DIRECTORS' COMPENSATION

  Directors of Cable Michigan who are employees of the Company and its subsidiaries receive no directors' fees. Non-employee Directors of the Company receive on January 1, an annual directors' fee of $6,000 in Cable Michigan Common Stock based upon the average fair market value of the Cable Michigan Common Stock during the ten (10) trading days prior to such date, plus $500 per Board of Directors meeting. The Committee Chairman and other committee members are paid $1,000 and $500, respectively, for each committee meeting attended. Pursuant to the 1997 Non-Management Directors Compensation Plan, each non-employee director will receive an annual grant of a non-qualified option covering 2,000 shares of Cable Michigan Common Stock on the date of the annual meeting of shareholders based upon the fair market value of the Cable Michigan Common Stock on the date the option is granted.

                                  PROPOSAL 2

                     RATIFICATION OF INDEPENDENT AUDITORS

  The Company is asking the shareholders to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998.

  If the shareholders do not ratify this appointment, other independent auditors will be considered by the Board of Directors. Notwithstanding the shareholders' ratification of the selection of the independent auditors, the Board reserves the right to select other independent auditors at its discretion.

  Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be able to respond to appropriate questions. Ratification of Coopers & Lybrand L.L.P. as the Company's independent auditors for the year ending December 31, 1998, requires the affirmative vote of a majority of the votes cast by holders of Cable Michigan Common Stock.

  The Board of Directors recommends that the shareholders vote FOR the proposal to ratify the appointment of Coopers & Lybrand L.L.P. to serve as independent auditors of the Company for the fiscal year ending December 31, 1998.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matters that may come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

                              GENERAL INFORMATION

FINANCIAL INFORMATION

  A copy of the Company's 1998 Annual Report to Shareholders containing the Consolidated Financial Statements of the Company, including the report thereon dated March 13, 1998, of Coopers & Lybrand L.L.P., independent accountants, accompanies this Proxy Statement.

  Upon the written request of any person who on May 20, 1998, was a record owner of Cable Michigan Common Stock, or who represents in good faith that he was on such date a beneficial owner of such stock entitled to vote at the Annual Meeting, the Company will furnish, without charge, a copy of the Company's 1997 annual report on Form 10-K ("Report"), including the financial statements, schedules and exhibits, filed with the Securities and Exchange Commission. Written requests for the Report should be directed to: Investor Relations Department, Cable Michigan, Inc., 105 Carnegie Center, Princeton, New Jersey 08540, Attn: Valerie Haertel, Director of Investor Relations.

SOLICITATION OF PROXIES

  The Company will bear the cost of solicitation of proxies. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of the Company, personally or by telephone, telecopy or telegraph, and the Company may reimburse persons holding stock in their names or those of their nominees for their expenses in forwarding soliciting materials to their principals.

  It is important that proxies be returned promptly. Therefore, shareholders are urged to promptly fill in, date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States.

SHAREHOLDERS' PROPOSALS

  Any shareholder who desires to submit a proposal to be considered for inclusion in the proxy statement and proxy of the Company relating to the 1999 Annual Meeting of Shareholders must submit such proposal in writing to the Company by January 27, 1999, and must comply with the applicable provisions of the Company's Bylaws. Such proposals should be hand delivered or mailed, return receipt requested, to the Secretary of the Company.

                                          By order of the Board of Directors.
                                          LOGO
                                          /s/ BRUCE C. GODREY
                                          Bruce C. Godfrey,
                                          Corporate Secretary

Dated: May 26, 1998

                              CABLE MICHIGAN, INC.
                              105 CARNEGIE CENTER
                          PRINCETON, NEW JERSEY 08540
              PROXY--ANNUAL MEETING OF SHAREHOLDERS--JUNE 18, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
  The undersigned, hereby revoking any contrary proxy previously given, hereby appoints David C. McCourt, Mark Haverkate and David C. Mitchell, and each of them, his true and lawful agents and proxies, with full power of substitution and revocation, to vote as indicated below, all the Common Stock of the undersigned in CABLE MICHIGAN, INC. (the "Company") entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Corporate Headquarters of the Company, 105 Carnegie Center, Princeton, New Jersey on June 18, 1998, at 11:00 A.M., local time, and at any adjournment or postponement thereof, all as set forth in the related notice of proxy statement for the 1998 Annual Meeting.


1. To elect three          FOR all nominees listed
 (3) Directors to          below (except as marked to WITHHOLD AUTHORITY to
 Class I to serve          the contrary) [_]          vote for all nominees
 for a term of                                        listed below [_]
 three (3) years;

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

          Bruce C. Godfrey, Daniel E. Knowles and Raymond B. Ostroski
2. To ratify the selection of Coopers & Lybrand L.L.P., as independent auditors of the Company for the fiscal year ending December 31, 1998; and
                   FOR [_]      AGAINST [_]      ABSTAIN [_]
3. To act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
                   FOR [_]      AGAINST [_]      ABSTAIN [_]
            (Continued, and to be Signed and Dated, on Reverse Side)

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ON THE REVERSE SIDE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS ON THE REVERSE SIDE.

  The undersigned acknowledges receipt of the notice and proxy statement relating to the 1998 Annual Meeting and the Company's annual report for 1997.

                                           Dated: _____________________________

                                           ____________________________________
                                                        Signature

                                           ____________________________________
                                                Signature, if held jointly

  PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.